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                      METROPOLITAN LIFE INSURANCE COMPANY

                              One Madison Avenue
                           New York, New York 10010

                             EQUITY ADVANTAGE VUL

                        Supplement dated June 30, 2004
                        To Prospectus dated May 1, 2004

    This supplement updates certain information contained in the prospectus. You should read and retain this supplement.

    The following is added under "Free Look" Period to Cancel your Policy:

    For Policies issued in California. You may cancel the Policy within 10 days after you receive it and we will refund the Policy's cash value. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it and we will generally refund the premiums you paid, if you elected on the Policy application to allocate 100% of your net premiums to the Fixed Account. If, on the other hand, you elected to allocate your net premiums to the investment divisions, we will refund the Policy's cash value.

    The following is added under Allocation of Net Premiums:

    For Policies issued in California. We allocate your net premiums to the investment divisions and/or the Fixed Account on the Investment Start Date. If you are age 60 or older and you allocate 100% of your net premiums to the Fixed Account in order to receive a refund of premiums should you cancel the Policy during the Free Look period, we will not automatically transfer your cash value or reallocate your future premiums to the investment divisions once the Free Look period has ended. You must contact us to request a transfer or reallocation.